UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2019

WESTERN ASSET

INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended January 31, 2019. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2019

II	Western Asset Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended January 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2018 U.S. gross domestic product (“GDP”)i growth was 4.2% — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth, released after the reporting period ended, was 2.6%. Moderating growth in the fourth quarter was attributed to decelerations in private inventory investment, personal consumption expenditures (“PCE”) and federal government spending, along with a downturn in state and local government spending. These factors were partly offset by an upturn in exports and an acceleration in nonresidential fixed investment. Furthermore, imports increased less in the fourth quarter than in the third quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on January 31, 2019, the unemployment rate was 4.0%, versus 3.9% when the period began. This modest uptick was partially due to an increase in the workforce participation rate. The percentage of longer-term unemployed declined during the reporting period. In January 2019, 19.3% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

Western Asset Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates twice during the reporting period (a total of four times in 2018) and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields declined during the six-month reporting period ended January 31, 2019. The yield for the two-year Treasury note began the reporting period at 2.67% and ended the period at 2.45%. The low for the period of 2.39% took place on January 3, 2019, and the peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.96% and ended the period at 2.63%. The low for the period of 2.56% took place on January 3, 2019, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments, concerns over a global trade war and periods of investor risk aversion. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned 2.71% during the six-month reporting period ended January 31, 2019.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, from April 2017 through December 2017, the European Central Bank (“ECB”)vi purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvii raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanviii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s

IV	Western Asset Income Fund

Bank of Chinaix kept rates steady at 4.35% during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, returned 1.07% for the six months ended January 31, 2019. The high-yield market posted positive returns during the first two months of the reporting period. This was driven by overall robust corporate profits, periods of solid investor demand and moderating supply. The high-yield market then weakened over the next three months as investor risk aversion increased. However, the high-yield market then rallied sharply in January 2019, as corporate earnings were strong overall and the Fed indicated a pause in raising interest rates.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 2.98% during the six months ended January 31, 2019. The asset class produced choppy results during the period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy, a weakening U.S. dollar and falling U.S. interest rates. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion, geopolitical issues and a strengthening U.S. dollar.

Performance review

For the six months ended January 31, 2019, Class A shares of Western Asset Income Fund, excluding sales charges, returned 0.93%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Indexxii returned 2.63% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 1.08% over the same time frame.

Performance Snapshot as of January 31, 2019 (unaudited)
(excluding sales charges)	6 months
Western Asset Income Fund:
Class A	0.93%
Class C	0.73%
Class C1[2]	0.74%
Class I	1.10%
Class IS	1.31%
Bloomberg Barclays U.S. Universal Index	2.63%
Lipper Multi-Sector Income Funds Category Average[1]	1.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 335 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Income Fund	V

Investment commentary (cont’d)

have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2019 for Class A, Class C, Class C1, Class I and Class IS shares were 5.26%, 4.78%, 5.11%, 5.80% and 5.89%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C1, Class I and Class IS shares would have been 5.25%, 5.10%, 5.78% and 5.88%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.99%, 1.70%, 1.37%, 0.70% and 0.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.80% for Class C shares, 0.70% for Class I shares and 0.60% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2019

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in

VI	Western Asset Income Fund

emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

viii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

ix	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

Western Asset Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of January 31, 2019 and July 31, 2018 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Income Fund 2019 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2018 and held for the six months ended January 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.93%	$1,000.00	$1,009.30	1.00%	$5.06	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class C	0.73	1,000.00	1,007.30	1.71	8.65	Class C	5.00	1,000.00	1,016.59	1.71	8.69
Class C1	0.74	1,000.00	1,007.40	1.39	7.03	Class C1	5.00	1,000.00	1,018.20	1.39	7.07
Class I	1.10	1,000.00	1,011.00	0.70	3.55	Class I	5.00	1,000.00	1,021.68	0.70	3.57
Class IS	1.31	1,000.00	1,013.10	0.60	3.04	Class IS	5.00	1,000.00	1,022.18	0.60	3.06

2	Western Asset Income Fund 2019 Semi-Annual Report

[1]	For the six months ended January 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Income Fund 2019 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Universal Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Income Fund	— Western Asset Income Fund

4	Western Asset Income Fund 2019 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Universal Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Income Fund	— Western Asset Income Fund

Western Asset Income Fund 2019 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 45.9%
Communication Services — 8.4%
Diversified Telecommunication Services — 0.9%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	800,000		$816,800	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,355,000		1,292,331	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	1,500,000		1,252,500	(a)
Total Diversified Telecommunication Services					3,361,631
Entertainment — 0.4%
Netflix Inc., Senior Notes	5.875%	11/15/28	670,000		680,888	(a)
Netflix Inc., Senior Notes	6.375%	5/15/29	820,000		846,650	(a)
Total Entertainment					1,527,538
Interactive Media & Services — 0.2%
Match Group Inc., Senior Notes	5.000%	12/15/27	810,000		798,012	(a)
Media — 4.9%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,900,000		2,802,096	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	2,130,000		2,074,087	(a)
American Media LLC, Secured Notes	10.500%	12/31/26	1,709,999		1,709,999	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	570,000		577,125
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		423,276	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	570,000		552,170	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,240,000		1,181,100	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	200,000		193,453
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		192,471
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	270,000		260,440
Comcast Corp., Senior Notes	4.700%	10/15/48	260,000		271,916
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,230,000		1,923,375
Fox Corp., Senior Notes	4.709%	1/25/29	430,000		449,457	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	130,000		136,534	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	440,000		455,400	(a)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	1,380,000		1,377,654	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	1,330,000		1,246,875	(a)
Univision Communications, Inc., Senior Secured Notes	6.750%	9/15/22	230,000		232,012	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	610,000		562,725	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	909,000	GBP	1,211,714	(b)

See Notes to Financial Statements.

6	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	$1,000,940	(b)
Total Media					18,834,819
Wireless Telecommunication Services — 2.0%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	2,470,000		2,507,050	(a)
Millicom International Cellular SA, Senior Notes	6.625%	10/15/26	530,000		542,587	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	140,000		139,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	920,000		1,012,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	570,000		663,337
Sprint Corp., Senior Notes	7.250%	9/15/21	10,000		10,525
Sprint Corp., Senior Notes	7.875%	9/15/23	755,000		804,075
Sprint Corp., Senior Notes	7.125%	6/15/24	420,000		430,763
Sprint Corp., Senior Notes	7.625%	3/1/26	310,000		322,788
Telefonica Europe BV, Junior Subordinated Notes (5.875% to 3/31/24 then EUR 10 year Swap Rate + 4.301% to 3/31/44 then EUR 10 year Swap Rate + 5.051%)	5.875%	3/31/24	300,000	EUR	376,619	(b)(c)(d)
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	670,000		644,875
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	330,000		328,941
Total Wireless Telecommunication Services					7,782,860
Total Communication Services					32,304,860
Consumer Discretionary — 6.2%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	930,000		893,962
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,100,000		1,072,500	(a)
Total Auto Components					1,966,462
Automobiles — 0.2%
Jaguar Land Rover Automotive PLC, Senior Notes	4.500%	10/1/27	980,000		730,100	(a)
Diversified Consumer Services — 1.0%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	730,000		735,475	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,198,852	(b)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,230,000		1,303,800	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	500,000		494,375	(a)
Total Diversified Consumer Services					3,732,502
Hotels, Restaurants & Leisure — 3.1%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	1,060,000		1,028,200	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,591,237	(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	90,000		89,100	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	190,000		191,900	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	240,000		$237,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	850,000		843,455
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	940,000		1,015,200	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	525,000		529,594	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	800,000		805,272
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,710,000		1,804,050
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	150,000		142,545	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	594,000		639,292	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	840,000		837,900
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,460,000		1,430,800	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	760,000		744,724	(a)
Total Hotels, Restaurants & Leisure					11,930,269
Household Durables — 0.2%
Lennar Corp., Senior Notes	4.750%	11/29/27	670,000		637,337
Specialty Retail — 0.7%
L Brands, Inc., Senior Notes	5.625%	10/15/23	530,000		529,051
L Brands, Inc., Senior Notes	5.250%	2/1/28	1,430,000		1,256,613
Masaria Investments SAU, Senior Secured Notes	5.000%	9/15/24	150,000	EUR	165,659	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	210,000		205,695
Tendam Brands SAU (3 mo. Euribor + 5.250%, 5.250% floor)	5.250%	9/15/24	440,000	EUR	485,368	(a)(d)
Total Specialty Retail					2,642,386
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,890,000		1,819,125	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	300,000		303,000
Total Textiles, Apparel & Luxury Goods					2,122,125
Total Consumer Discretionary					23,761,181
Consumer Staples — 0.9%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	1,750,000		1,834,138
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.800%	1/23/59	130,000		137,187
Total Beverages					1,971,325
Food & Staples Retailing — 0.2%
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	690,000		717,421	(b)
Food Products — 0.2%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	380,000		379,050	(a)

See Notes to Financial Statements.

8	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	530,000	$528,145	(a)
Total Food Products				907,195
Total Consumer Staples				3,595,941
Energy — 8.2%
Energy Equipment & Services — 0.1%
Ensco PLC, Senior Notes	7.750%	2/1/26	200,000	161,625
Oil, Gas & Consumable Fuels — 8.1%
Berry Petroleum Co. Escrow	—	—	220,000	0	*(e)(f)(g)
Berry Petroleum Co., LLC, Senior Notes	7.000%	2/15/26	490,000	477,750	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	610,000	603,137	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	822,050
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	870,000	837,375
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,440,000	1,339,200	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	520,000	533,000	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	910,000	912,275
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	160,000	160,400	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	620,000	636,616
Eclipse Resources Corp., Senior Notes	8.875%	7/15/23	350,000	318,500
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	160,000	167,400	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	260,000	277,550	(a)
Energy Transfer Operating LP	6.250%	4/15/49	240,000	256,428
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	770,000	413,875	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	20,000	9,975	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	430,000	172,000
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	650,000	604,500	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	530,000	437,250	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,118,482	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	481,250
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	300,000	277,500
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,378,877	(a)
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	207,391	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,450,000	1,402,576	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,080,000	1,846,000	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	700,000	837,998	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	2,530,000	2,534,680
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	580,000	570,314

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000		$1,519,596
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000		614,240
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	790,000		904,313	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	360,000		387,000	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000		168	*(i)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,060,000		965,925	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.500%	7/15/27	40,000		41,350	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	690,000		692,587
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	60,000		62,585	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,680,000		1,574,664	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,390,000		1,877,325
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000		748,725
WPX Energy Inc., Senior Notes	5.750%	6/1/26	150,000		150,000
YPF SA, Senior Notes	8.500%	3/23/21	2,050,000		2,095,586	(b)
Total Oil, Gas & Consumable Fuels					31,268,413
Total Energy					31,430,038
Financials — 8.6%
Banks — 5.9%
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (5.875% to 9/24/23 then EUR 5 year Swap Rate + 5.660%)	5.875%	9/24/23	800,000	EUR	893,872	(b)(c)(d)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (7.000% to 2/19/19 then EUR 5 year Swap Rate + 6.155%)	7.000%	2/19/19	1,200,000	EUR	1,377,245	(b)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000		199,400	(a)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000		198,750	(a)(c)(d)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000		362,809
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year Swap Rate + 4.842%)	7.750%	9/15/23	470,000		469,020	(c)(d)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	200,000		201,190	(d)
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000		571,154
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	1,800,000	EUR	2,068,064	(b)(c)(d)

See Notes to Financial Statements.

10	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	590,000	EUR	$723,712	(b)(c)(d)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	710,000		771,287	(a)(c)(d)
Danske Bank A/S, Junior Subordinated Notes (5.750% to 4/6/20 then EUR 6 year Swap Rate + 4.640%)	5.750%	4/6/20	650,000	EUR	739,876	(b)(c)(d)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	230,000		233,385	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	250,000		253,821	(a)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	850,000	EUR	1,014,801	(b)(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	290,000		288,792	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	400,000		393,334	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	490,000		478,225	(c)(d)
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		977,785	(b)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,700,000		2,480,424	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,250,000		1,159,603	(a)
Itau CorpBanca, Senior Notes	3.875%	9/22/19	1,210,000		1,215,002	(b)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.375% to 6/27/20 then EUR 5 year Swap Rate + 5.290%)	6.375%	6/27/20	1,200,000	EUR	1,414,712	(b)(c)(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	230,000		234,600	(c)(d)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,255,152	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	270,000		288,144	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	220,000		221,211
Santander UK Group Holdings PLC, Junior Subordinated Notes, (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,070,156	(b)(c)(d)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,042,547	(a)
Total Banks					22,598,073
Capital Markets — 0.6%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year Swap Rate + 4.332%)	7.250%	9/12/25	290,000		287,528	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 12/11/23 then USD 5 year Swap Rate + 4.598%)	7.500%	12/11/23	270,000		287,138	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	610,000		622,709	(a)(c)(d)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		154,419

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
UBS Group Funding Switzerland AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year Swap Rate + 4.344%)	7.000%	1/31/24	860,000		$867,525	(a)(c)(d)
Total Capital Markets					2,219,319
Diversified Financial Services — 1.2%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	560,000		282,800	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	10,000		9,900	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,820,000		1,842,750	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	680,000		613,700	(a)
Jerrold Finco PLC, Senior Secured Notes	6.125%	1/15/24	570,000	GBP	734,011	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	552,000		562,516	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	190,000		186,913	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	422,000		437,559	(a)
Total Diversified Financial Services					4,670,149
Insurance — 0.2%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	14,128		19,038	(a)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.803%	2/12/23	61,172		61,859	(a)(d)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	734,529	(b)
Total Insurance					815,426
Real Estate Management & Development — 0.2%
Newmark Group Inc., Senior Notes	6.125%	11/15/23	620,000		619,183	(a)
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,590,000		1,542,300	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	560,000		507,500	(a)
Total Thrifts & Mortgage Finance					2,049,800
Total Financials					32,971,950
Health Care — 3.2%
Health Care Equipment & Supplies — 0.2%
Immucor Inc., Senior Notes	11.125%	2/15/22	930,000		953,250	(a)
Health Care Providers & Services — 2.2%
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,979,000		2,068,055	(d)(f)(j)
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,200,000		1,167,000
CVS Health Corp., Senior Notes	4.780%	3/25/38	350,000		351,070
HCA Inc., Senior Notes	5.375%	2/1/25	650,000		672,549
HCA Inc., Senior Notes	5.625%	9/1/28	1,380,000		1,430,453
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,730,000		1,806,639
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	580,000		614,075	(a)

See Notes to Financial Statements.

12	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	240,000		$252,000
Total Health Care Providers & Services					8,361,841
Pharmaceuticals — 0.8%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	310,000		293,725	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	590,000	EUR	625,129	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	620,000		561,022
Valeant Pharmaceuticals International, Senior Notes	9.250%	4/1/26	990,000		1,066,725	(a)
Valeant Pharmaceuticals International, Senior Notes	8.500%	1/31/27	430,000		450,425	(a)
Total Pharmaceuticals					2,997,026
Total Health Care					12,312,117
Industrials — 3.6%
Aerospace & Defense — 0.3%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	290,000		295,133	(a)
Heligear Acquisition Co., Senior Secured Notes	10.250%	10/15/19	707,000		710,182	(a)
Total Aerospace & Defense					1,005,315
Air Freight & Logistics — 0.6%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,590,000		2,370,041
Building Products — 0.3%
Standard Industries Inc., Senior Notes	6.000%	10/15/25	1,330,000		1,343,300	(a)
Commercial Services & Supplies — 0.4%
United Rentals North America Inc., Secured Notes	4.625%	7/15/23	90,000		91,377
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	510,000		490,620
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	250,000		260,000
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	890,000		846,612
Total Commercial Services & Supplies					1,688,609
Construction & Engineering — 0.1%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	250,000		243,438
Industrial Conglomerates — 0.4%
General Electric Co., Senior Notes	6.875%	1/10/39	1,270,000		1,403,067
Machinery — 0.4%
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	560,000		555,800	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	330,000		313,500
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	820,000		801,550
Total Machinery					1,670,850
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,094,400	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — 0.1%
Europcar Mobility Group, Secured Notes	5.750%	6/15/22	330,000	EUR	$388,577	(b)
Transportation Infrastructure — 0.7%
DP World Ltd., Senior Notes	5.625%	9/25/48	1,390,000		1,380,296	(a)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,530,000		1,346,400	(a)
Total Transportation Infrastructure					2,726,696
Total Industrials					13,934,293
Information Technology — 0.2%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	400,000		341,960	(a)
Software — 0.1%
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000		432,688	(a)
Total Information Technology					774,648
Materials — 4.0%
Chemicals — 0.5%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,450,000		1,417,375	(a)
Monitchem HoldCo 2 SA, Secured Notes	6.875%	6/15/22	367,000	EUR	365,317	(b)
Total Chemicals					1,782,692
Containers & Packaging — 0.8%
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,260,000		1,256,850
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	560,000		588,000	(b)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,370,000		1,436,787	(a)
Total Containers & Packaging					3,281,637
Metals & Mining — 2.7%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,590,000		1,613,850	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000		189,031	(a)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	410,000		409,744	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	1,020,000		980,485	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	350,000		321,563	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	330,000		308,756	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	550,000		490,875
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,770,000		1,531,050
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,000,000		961,013	(a)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	560,000		579,600	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	370,000		382,025	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	372,916		1,398	*(a)(i)

See Notes to Financial Statements.

14	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	480,000		$479,376	(a)
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000		439,213
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000		925,367
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	870,000		857,918
Total Metals & Mining					10,471,264
Total Materials					15,535,593
Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 0.9%
CoreCivic Inc., Senior Notes	4.625%	5/1/23	1,200,000		1,129,500
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	400,000		391,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	9/1/26	260,000		247,650
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	880,000		858,880
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	740,000		755,006	(a)
Total Equity Real Estate Investment Trusts (REITs)					3,382,036
Real Estate Management & Development — 0.6%
Country Garden Holdings Co., Ltd., Senior Secured Notes	7.250%	4/4/21	610,000		618,877	(b)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	380,000		365,750	(a)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,278,593	(b)
Total Real Estate Management & Development					2,263,220
Total Real Estate					5,645,256
Utilities — 1.1%
Electric Utilities — 0.9%
Enel SpA, Junior Subordinated Notes (7.750% to 9/10/20 then GBP 5 year Swap Rate + 5.662%)	7.750%	9/10/75	740,000	GBP	1,039,207	(b)(d)
Pacific Gas & Electric Co., Senior Notes	3.500%	10/1/20	850,000		718,250	*(h)
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	310,000		260,400	*(h)
Perusahaan Listrik Negara PT, Senior Notes	4.125%	5/15/27	1,440,000		1,391,913	(a)
Total Electric Utilities					3,409,770
Water Utilities — 0.2%
Anglian Water Osprey Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,033,867	(b)
Total Utilities					4,443,637
Total Corporate Bonds & Notes (Cost — $180,822,036)					176,709,514

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 15.1%
Argentina — 2.6%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	55.920%	6/21/20	57,950,000	ARS	$1,712,534	(d)
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	610,000		555,862
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	1,290,000		1,110,206
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	510,000		453,714
Argentine Republic Government International Bond, Senior Notes	7.125%	7/6/36	2,530,000		2,008,504
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	270,000		219,746
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	800,000		784,208	(b)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	2,860,000		2,488,200	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	350,000		319,554	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	500,000		412,500	(a)
Total Argentina					10,065,028
Australia — 0.5%
Australia Government Bond, Senior Notes	5.750%	7/15/22	2,500,000	AUD	2,059,646	(b)
Brazil — 1.7%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	17,661,000	BRL	5,086,253
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	5,105,000	BRL	1,492,742
Total Brazil					6,578,995
Canada — 0.4%
Canadian Government Bond, Bonds	1.750%	5/1/20	2,000,000	CAD	1,521,763
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes	8.750%	6/2/23	420,000		417,669	(a)
Ecuador Government International Bond, Senior Notes	9.625%	6/2/27	1,150,000		1,124,067	(a)
Ecuador Government International Bond, Senior Notes	10.750%	1/31/29	490,000		499,379	(a)
Total Ecuador					2,041,115
Ghana — 0.6%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	920,000		936,565	(b)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	1,300,000		1,241,362	(a)
Total Ghana					2,177,927
Indonesia — 3.9%
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	4,670,000		4,920,433	(b)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	4,850,000,000	IDR	340,833
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	50,137,000,000	IDR	3,627,902

See Notes to Financial Statements.

16	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	93,050,000,000	IDR	$6,170,036
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	1,597,000,000	IDR	113,609
Total Indonesia					15,172,813
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	5.125%	7/21/25	1,190,000		1,284,116	(b)
Kuwait — 0.4%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,400,000		1,405,810	(a)
Mexico — 0.5%
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,250,000		1,213,125
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	730,000		689,631
Total Mexico					1,902,756
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	1,290,000		1,387,038	(a)
Russia — 2.3%
Russian Federal Bond - OFZ, Bonds	7.050%	1/19/28	609,161,000	RUB	8,771,098
Senegal — 0.6%
Senegal Government International Bond, Bonds	6.250%	5/23/33	1,280,000		1,190,200	(a)
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	1,090,000		973,782	(a)
Total Senegal					2,163,982
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	1,430,000		1,415,271	(a)
Total Sovereign Bonds (Cost — $62,858,297)					57,947,358
Collateralized Mortgage Obligations (k) — 13.0%
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.780%	8/10/45	1,163,114		855,332	(a)(d)
Bank of America Funding Corp., 2015-R3 1A2	3.007%	3/27/36	3,086,482		2,405,129	(a)(d)
Bank of America Mortgage Trust, 2005-C 2A1	4.081%	4/25/35	42,871		40,720	(d)
BCAP LLC Trust, 2011-RR2 1A4	4.482%	7/26/36	4,592,599		3,413,186	(a)(d)
BX Trust, 2017-IMC G (1 mo. USD LIBOR + 5.500%)	8.009%	10/15/32	3,050,000		3,048,920	(a)(d)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	7.997%	5/15/37	1,700,000		1,644,486	(a)(d)
Countrywide Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	3.110%	1/25/36	187,195		181,081	(d)
Countrywide Alternative Loan Trust, 2006-18CB A6 (-4.000 x 1mo. USD LIBOR + 28.600%)	18.560%	7/25/36	402,241		552,806	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.645%	6/15/38	49,267		28,010	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	165,822		111,966
Credit Suisse Mortgage Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	16.720%	2/25/36	455,899		573,826	(d)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	400,000	$370,023	(a)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	10.129%	7/15/32	2,900,000	2,900,375	(a)(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,140,813	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	13.260%	3/25/25	1,114,589	1,464,750	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	5.760%	7/25/29	950,000	1,020,788	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multifamily Structured Pass Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	819,791	(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.360%	10/25/29	950,000	1,055,184	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.660%	2/25/30	2,050,000	2,164,151	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	6.060%	7/25/30	1,070,000	1,053,945	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.760%	1/25/29	2,770,000	3,083,204	(a)(d)
GE Business Loan Trust, 2006-2A D (1 mo. USD LIBOR + 0.750%)	3.259%	11/15/34	137,470	129,410	(a)(d)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	100,000	26,250	(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	557,017	516,565	(d)
Government National Mortgage Association (GNMA), 2011-127 IO	0.412%	3/16/47	2,172,269	28,959	(d)
Government National Mortgage Association (GNMA), 2012-55 IO	0.443%	4/16/52	3,488,293	48,889	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	6.259%	9/15/31	1,240,000	1,238,970	(a)(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	182,170	157,284
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	907,040	941,581	(a)
IMPAC CMB Trust Series, 2005-5 A1 (1 mo. USD LIBOR + 0.640%)	3.150%	8/25/35	148,413	145,342	(d)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.780%	11/25/36	1,309,655	951,166	(d)
IMPAC Secured Assets Trust, 2006-4 A2B (1 mo. USD LIBOR + 0.170%)	2.680%	1/25/37	461,219	447,353	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	200,250	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,510,000	1,156,754	(d)

See Notes to Financial Statements.

18	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	10.717%	6/15/35	2,750,000	$2,734,377	(a)(d)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. USD LIBOR + 7.218%)	9.726%	9/15/20	840,632	835,776	(a)(d)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 6.900%)	9.659%	9/15/28	1,621,123	1,633,317	(a)(d)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	5.020%	4/1/23	1,110,000	1,092,725	(a)(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	27,783	27,878	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	152,937	112,332	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	30,047	22,069	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.162%	9/12/49	680,170	438,709	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	423,799	323,986
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	15,677	15,760
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	3.010%	4/25/35	1,208,325	960,390	(d)
Multifamily Trust, 2016-1 B	6.353%	4/25/46	1,520,674	1,580,715	(a)(d)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	0.990%	10/26/36	2,317,768	1,977,026	(a)(d)
Nomura Resecuritization Trust, 2015-8R 4A4	3.137%	11/25/47	2,160,891	1,393,249	(a)(d)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.150%)	6.659%	11/15/27	1,450,000	1,112,940	(a)(d)
Structured Asset Mortgage Investments II Trust, 2006-AR5 2A1 (1 mo. USD LIBOR + 0.210%)	2.720%	5/25/46	237,005	201,696	(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.892%	5/10/63	470,000	332,375	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.892%	5/10/63	830,000	435,790	(a)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	3.252%	2/25/46	845,300	787,772	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates Series Trust, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	2.780%	12/25/45	81,216	80,573	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	181,819	183,105	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $49,335,322)				50,199,819
Senior Loans — 12.1%
Communication Services — 1.6%
Diversified Telecommunication Services — 0.6%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.756%	2/22/24	880,000	866,014	(d)(l)(m)
UnityMedia Hessen GmbH & Co. KG, Term Loan Senior Facility B (1 mo. USD LIBOR + 2.250%)	4.759%	9/30/25	520,000	512,395	(d)(l)(m)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Virgin Media Bristol LLC, Term Loan Facility K (1 mo. USD LIBOR + 2.500%)	5.009%	1/15/26	1,088,574	$1,070,998	(d)(l)(m)
Total Diversified Telecommunication Services				2,449,407
Media — 1.0%
CBS Radio Inc., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.252%	11/17/24	1,006,166	978,497	(d)(f)(l)(m)
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.250%)	4.749%	3/24/25	873,400	860,663	(d)(l)(m)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	3/15/24	1,025,138	959,144	(d)(l)(m)
UPC Financing Partnership, Term Loan Facility AR (1 mo. USD LIBOR + 2.500%)	5.009%	1/15/26	849,570	837,964	(d)(l)(m)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	5.009%	4/15/25	180,000	174,530	(d)(l)(m)
Total Media				3,810,798
Total Communication Services				6,260,205
Consumer Discretionary — 4.0%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Tranche B Term Loan (1 mo. USD LIBOR + 2.250%)	4.760%	4/6/24	1,024,203	990,489	(d)(l)(m)
Diversified Consumer Services — 0.3%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.249%	5/2/22	1,016,570	1,004,045	(d)(l)(m)
Hotels, Restaurants & Leisure — 1.9%
Alterra Mountain Company, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.499%	7/31/24	1,029,600	1,019,292	(d)(l)(m)
ASHCO LLC, Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.499%	9/25/24	325,875	322,942	(d)(l)(m)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	4.664%	9/15/23	91,239	90,299	(d)(l)(m)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	5.249%	12/22/24	2,141,179	2,118,238	(d)(l)(m)
CEC Entertainment Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.250%)	5.749%	2/14/21	1,109,652	1,065,067	(d)(l)(m)
Golden Nugget Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	5.249-5.259%	10/4/23	975,866	962,013	(d)(l)(m)
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.250%)	5.764%	2/5/25	1,056,020	1,031,731	(d)(l)(m)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	5.249%	8/14/24	702,219	681,591	(d)(l)(m)
Total Hotels, Restaurants & Leisure				7,291,173

See Notes to Financial Statements.

20	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 1.6%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.503-6.520%	7/2/22	962,905	$668,817	(d)(l)(m)
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	5.249-5.257%	11/8/23	1,103,440	1,046,429	(d)(l)(m)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	5.002-5.003%	1/28/23	1,025,871	1,016,869	(d)(f)(l)(m)
Party City Holdings Inc., 2018 Replacement Term Loan (1 mo. USD LIBOR + 2.500%)	5.000%	8/19/22	738,016	733,865	(d)(l)(m)
Petco Animal Supplies Inc., Term Loan (3 mo. USD LIBOR + 3.250%)	5.994%	1/26/23	740,954	572,696	(d)(l)(m)
PetSmart Inc., Tranche B2 Loan (1 mo. USD LIBOR + 3.000%)	5.520%	3/11/22	2,728,862	2,294,681	(d)(l)(m)
Total Specialty Retail				6,333,357
Total Consumer Discretionary				15,619,064
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Albertson’s LLC, Replacement 2017-1 Term Loan B6 (3 mo. USD LIBOR + 3.000%)	5.691%	6/22/23	247,599	244,150	(d)(l)(m)
Food Products — 0.1%
Post Holdings Inc., Replacement Series A Incremental Term Loan (1 mo. USD LIBOR + 2.000%)	4.520%	5/24/24	422,679	418,452	(d)(l)(m)
Total Consumer Staples				662,602
Energy — 0.3%
Electric Utilities — 0.3%
Vistra Operations Co. LLC, 2016 Incremental Term Loan B2 (1 mo. USD LIBOR + 2.250%)	4.749%	12/14/23	1,026,902	1,014,066	(d)(l)(m)
Financials — 0.5%
Capital Markets — 0.1%
RPI Finance Trust, Initial Term Loan B6 (1 mo. USD LIBOR + 2.000%)	4.499%	4/17/23	323,984	320,880	(d)(l)(m)
Diversified Financial Services — 0.4%
Air Methods Corp., Initial Term Loan (3 mo. USD LIBOR + 3.500%)	6.303%	4/21/24	660,000	541,860	(d)(l)(m)
Travelport Finance (Luxembourg) SARL, Initial Term Loan (3 mo. USD LIBOR + 2.500%)	5.116%	3/16/25	460,000	458,882	(d)(l)(m)
UFC Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.250%)	5.750%	8/18/23	557,175	553,991	(d)(l)(m)
Total Diversified Financial Services				1,554,733
Total Financials				1,875,613

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 1.5%
Health Care Providers & Services — 0.8%
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 3.250%)	5.764%	4/28/22	1,109,771	$1,041,104	(d)(l)(m)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.999%	8/18/22	630,626	619,721	(d)(l)(m)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	5.553%	6/7/23	572,713	554,601	(d)(l)(m)
Radnet Management Inc., First Lien Term Loan B1	6.529-8.250%	7/1/23	553,246	552,209	(d)(f)(l)(m)
Wink Holdco Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.499%	12/1/24	329,472	318,627	(d)(l)(m)
Total Health Care Providers & Services				3,086,262
Health Care Technology — 0.2%
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	3/1/24	691,292	678,083	(d)(l)(m)
Life Sciences Tools & Services — 0.4%
Albany Molecular Research Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.749%	8/31/24	790,000	767,534	(d)(l)(m)
Parexel International Corp., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	9/27/24	1,027,000	975,863	(d)(l)(m)
Total Life Sciences Tools & Services				1,743,397
Pharmaceuticals — 0.1%
Catalent Pharma Solutions Inc., Dollar Term Loan (1 mo. USD LIBOR + 2.250%)	4.749%	5/20/24	495,590	492,841	(d)(l)(m)
Total Health Care				6,000,583
Industrials — 1.3%
Air Freight & Logistics — 0.4%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.503%	1/15/25	1,496,603	1,484,256	(d)(l)(m)
Airlines — 0.2%
American Airlines Inc., 2017 Replacement Class B Term Loan (1 mo. USD LIBOR + 2.000%)	4.509%	12/14/23	611,520	593,885	(d)(l)(m)
Building Products — 0.5%
Ply Gem Midco Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.547%	4/12/25	1,104,450	1,056,821	(d)(l)(m)
Quikrete Holdings Inc., Initial First Lien Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	11/15/23	1,092,945	1,062,092	(d)(l)(m)
Total Building Products				2,118,913
Professional Services — 0.2%
Advantage Sales & Marketing Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.749%	7/25/21	769,948	675,630	(d)(l)(m)

See Notes to Financial Statements.

22	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Professional Services — continued
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.499%	4/9/23	119,441	$118,182	(d)(l)(m)
Total Professional Services				793,812
Total Industrials				4,990,866
Information Technology — 0.6%
IT Services — 0.2%
First Data Corp., 2024A New Dollar Term Loan (1 mo. USD LIBOR + 2.000%)	4.519%	4/26/24	675,633	673,873	(d)(l)(m)
Software — 0.4%
Dell International LLC, Refinancing Term Loan B (1 mo. USD LIBOR + 2.000%)	4.500%	9/7/23	276,500	273,203	(d)(l)(m)
Finastra USA Inc., First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	6.303%	6/16/24	1,034,988	996,500	(d)(l)(m)
MA Financeco LLC, Tranche B3 Term Loan (1 mo. USD LIBOR + 2.500%)	4.999%	6/21/24	49,798	48,284	(d)(l)(m)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.999%	6/21/24	336,302	326,072	(d)(l)(m)
Total Software				1,644,059
Total Information Technology				2,317,932
Materials — 1.5%
Chemicals — 0.2%
PQ Corp., Third Amendment Tranch B1 Term Loan (3 mo. USD LIBOR + 2.500%)	5.244%	2/8/25	967,018	944,352	(d)(l)(m)
Construction Materials — 0.4%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. USD LIBOR + 2.000%)	4.499%	10/31/23	1,098,760	1,073,580	(d)(l)(m)
BWAY Holding Co., Initial Term Loan (3 mo. USD LIBOR + 3.250%)	6.033%	4/3/24	384,150	371,665	(d)(l)(m)
Total Construction Materials				1,445,245
Containers & Packaging — 0.8%
Berry Global Inc., Term Loan Q (1 mo. USD LIBOR + 2.000%)	4.516%	10/1/22	1,004,098	991,233	(d)(l)(m)
Flex Acquisition Co. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.520%	12/29/23	1,023,143	995,219	(d)(l)(m)
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	2/5/23	1,048,535	1,035,793	(d)(l)(m)
Total Containers & Packaging				3,022,245
Metals & Mining — 0.1%
Murray Energy Corp., Superpriority Term Loan B2 (3 mo. USD LIBOR + 7.250%)	9.749%	10/17/22	363,263	308,320	(d)(l)(m)
Total Materials				5,720,162

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., Term Loan B (1 mo. USD LIBOR + 3.000%)	5.499%	10/24/22	557,203	$523,075	(d)(l)(m)
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.414%	3/25/25	771,766	760,993	(d)(l)(m)
Total Equity Real Estate Investment Trusts (REITs)				1,284,068
Real Estate Management & Development — 0.3%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	4.749%	4/18/24	233,224	229,726	(d)(l)(m)
Realogy Group LLC, Extended 2025 Term Loan (1 mo. USD LIBOR + 2.250%)	4.758%	2/8/25	762,511	742,971	(d)(l)(m)
Total Real Estate Management & Development				972,697
Total Real Estate				2,256,765
Total Senior Loans (Cost — $48,615,321)				46,717,858
Asset-Backed Securities — 8.0%
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	8.583%	4/17/29	800,000	756,086	(a)(d)
Amortizing Residential Collateral Trust, 2002-BC6 M2 (1 mo. USD LIBOR + 1.800%)	4.310%	8/25/32	159,577	144,214	(d)
Ares XLIV CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	9.337%	10/15/29	1,100,000	1,072,238	(a)(d)
Asset Backed Securities Corp. Home Equity Loan Trust, 2003-HE2 M2 (1 mo. USD LIBOR + 2.850%)	5.359%	4/15/33	5,068	5,110	(d)
Avery Point VI CLO Ltd., 2015-6A DR (3 mo. USD LIBOR + 2.950%)	5.532%	8/5/27	300,000	292,197	(a)(d)
Avery Point VI CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	8.082%	8/5/27	500,000	470,597	(a)(d)
Barings CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	10.230%	7/18/29	500,000	452,161	(a)(d)
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	8.395%	11/20/28	550,000	518,706	(a)(d)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.169%	7/20/31	1,000,000	1,001,340	(a)(d)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.761%	4/20/29	1,100,000	1,048,219	(a)(d)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.937%	10/15/26	670,000	656,703	(a)(d)
Countrywide Asset-Backed Certificates Inc. Asset-Backed Certificates Trust, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	4.385%	6/25/34	393,453	371,115	(d)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	5.411%	1/20/31	700,000	659,817	(a)(d)
First Franklin Mortgage Loan Trust, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	4.320%	10/25/33	880,670	883,722	(d)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	7.737%	4/15/31	1,070,000	959,917	(a)(d)

See Notes to Financial Statements.

24	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	7,959,380	$1,453,980	(a)
Hertz Vehicle Financing II LP, 2015-1A C	4.350%	3/25/21	750,000	748,482	(a)
Hertz Vehicle Financing II LP, 2016-2A C	4.990%	3/25/22	430,000	436,501	(a)
Kabbage Asset Securitization LLC, 2017-1 B	5.794%	3/15/22	1,000,000	1,014,432	(a)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	8.261%	10/20/28	600,000	570,805	(a)(d)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	633,619	637,137	(a)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	7.961%	10/20/27	750,000	695,645	(a)(d)
Ocean Trails CLO VI, 2016-6A E (3 mo. USD LIBOR + 7.750%)	10.537%	7/15/28	500,000	501,025	(a)(d)
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	1,013,634	955,096
Origen Manufactured Housing Contract Trust, 2006-A A2	4.749%	10/15/37	801,761	754,681	(d)
Origen Manufactured Housing Contract Trust, 2007-A A2	5.323%	4/15/37	770,670	748,471	(d)
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	5.717%	4/25/35	1,333,230	942,101
Prosper Marketplace Issuance Trust Series, 2017-3A A	2.360%	11/15/23	174,767	174,920	(a)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	3.635%	8/25/33	88,701	87,256	(d)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	2.850%	3/25/36	49,833	48,852	(d)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	6.074%	6/22/30	605,000	594,298	(a)(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,266,260	(a)
Sofi Consumer Loan Program LLC, 2017-1 A	3.280%	1/26/26	315,256	316,020	(a)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.730%	2/25/36	3,183,727	158,685	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 3.000%)	5.797%	10/13/29	430,000	420,285	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.500%)	8.297%	10/13/29	400,000	380,695	(a)(d)
Thayer Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.100%)	8.861%	4/20/29	900,000	877,522	(a)(d)
Treman Park CLO Ltd., 2015-1A DRR (3 mo. USD LIBOR + 2.650%)	5.411%	10/20/28	500,000	486,659	(a)(d)
Treman Park CLO Ltd., 2015-1A ERR (3 mo. USD LIBOR + 5.500%)	8.261%	10/20/28	250,000	236,132	(a)(d)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.527%	4/15/27	900,000	850,111	(a)(d)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	8.807%	6/7/30	475,000	459,295	(a)(d)
WaMu Asset-Backed Certificates WaMu Series Trust, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	2.680%	7/25/47	6,485,387	5,047,947	(d)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	6.076%	10/15/31	790,000	779,055	(a)(d)
Total Asset-Backed Securities (Cost — $33,913,581)				30,934,490

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 1.5%
Communication Services — 1.2%
Interactive Media & Services — 0.3%
Twitter Inc., Senior Notes	1.000%	9/15/21	870,000		$813,341
Twitter Inc., Senior Notes	0.250%	6/15/24	160,000		149,063	(a)
Total Interactive Media & Services					962,404
Media — 0.9%
DISH Network Corp., Senior Notes	2.375%	3/15/24	680,000		564,927
DISH Network Corp., Senior Notes	3.375%	8/15/26	590,000		502,680
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	410,000		439,195	(a)
Liberty Interactive LLC, Senior Notes	1.750%	9/30/46	110,000		123,975	(a)
Liberty Media Corp., Senior Notes	2.125%	3/31/48	1,090,000		1,055,256	(a)
Liberty Media Corp., Senior Notes	2.250%	12/1/48	790,000		815,479	(a)
Total Media					3,501,512
Total Communication Services					4,463,916
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	260,000		194,675
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	480,000		427,963
Total Energy					622,638
Industrials — 0.1%
Professional Services — 0.1%
FTI Consulting Inc., Senior Notes	2.000%	8/15/23	530,000		514,762	(a)
Information Technology — 0.0%
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., Senior Notes	1.500%	2/1/24	230,000		198,100	(a)
Total Convertible Bonds & Notes (Cost — $5,999,687)					5,799,416

			Shares
Common Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Corp.			43,937		518,021
Blue Ridge Mountain Resources Inc.			114,150		557,052	*
MWO Holdings LLC			488		37,693	*(e)(f)
Total Common Stocks (Cost — $1,549,841)					1,112,766
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $611,884)	4.000%	3/6/20	14,080,712	ARS	355,305

See Notes to Financial Statements.

26	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Security		Rate		Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
B. Riley Financial Inc. (Cost — $203,750)		6.875%		8,150	$201,468

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
E-mini S&P 500 Index Futures, Put @ $2,300.00		2/15/19	49	6,625,045	1,593
E-mini S&P 500 Index Futures, Put @ $2,400.00		3/15/19	30	4,056,150	8,850
E-mini S&P 500 Index Futures, Put @ $2,450.00		3/15/19	66	8,923,530	26,730
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		2/22/19	31	3,100,000	32,938
Total Exchange-Traded Purchased Options					70,111

	Counterparty
OTC Purchased Options — 0.0%
U.S. Dollar/Australian Dollar, Put @ $0.74	Citibank, N.A.	4/2/19	3,840,000	3,840,000	30,655
U.S. Dollar/Canadian Dollar, Put @ 1.30 CAD	JPMorgan Chase & Co.	3/29/19	2,000,000	2,000,000	12,570
U.S. Dollar/Euro, Call @ $1.14	JPMorgan Chase & Co.	2/7/19	8,760,000	8,760,000	13,785
Total OTC Purchased Options					57,010
Total Purchased Options (Cost — $344,260)					127,121

		Rate	Maturity Date	Face Amount†
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Notes (Cost — $113,648)		3.125%	11/15/28	110,000	114,630
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold		7.000%	8/1/30	2,572	2,614
Federal Home Loan Mortgage Corp. (FHLMC), Gold		6.500%	11/1/31	292	318
Total FHLMC					2,932
FNMA — 0.0%
Federal National Mortgage Association (FNMA)		7.000%	8/1/29-4/1/31	7,035	7,852
Total Mortgage-Backed Securities (Cost — $9,943)					10,784
Total Investments before Short-Term Investments (Cost — $384,377,570)					370,230,529

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 0.9%
Sovereign Bonds — 0.7%
Egypt Treasury Bills	(4.634)%	2/5/19	21,525,000	EGP	$1,218,269	(n)
Egypt Treasury Bills	16.667%	6/4/19	26,475,000	EGP	1,421,051	(n)
Total Sovereign Bonds (Cost — $2,608,770)					2,639,320

			Shares
Money Market Funds — 0.2%
Western Asset Government Cash Management Portfolio LLC (Cost — $907,678)	2.400%		907,678		907,678	(o)
Total Short-Term Investments (Cost — $3,516,448)					3,546,998
Total Investments — 97.0% (Cost — $387,894,018)					373,777,527
Other Assets in Excess of Liabilities — 3.0%					11,663,284
Total Net Assets — 100.0%					$385,440,811

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Value is less than $1.

(h)	The coupon payment on these securities is currently in default as of January 31, 2019.

(i)	The maturity principal is currently in default as of January 31, 2019.

(j)	Restricted security (Note 9).

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

28	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At January 31, 2019, the total market value of investments in Affiliated Companies was $907,678 and the cost was $907,678 (Note 8).

Abbreviations used in this schedule:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CER	— Coeficente de Establilzacion de Referencia

CLO	— Collateral Loan Obligation

EGP	— Egyptian Pound

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price	Contracts	Notional Amount†	Value
E-mini S&P 500 Index Futures, Put		2/15/19	$2,100.00	49	$6,625,045	$613
E-mini S&P 500 Index Futures, Put		3/15/19	2,200.00	47	6,354,635	5,052
Total Exchange-Traded Written Options (Premiums received — $57,086)						$5,665
OTC Written Options

	Counterparty
U.S. Dollar/Euro, Call (Premiums received — $55,188)	Citibank, N.A.	2/7/19	$1.12	8,760,000	$8,760,000	$312
Total Written Options (Premiums received — $112,274)						$5,977

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

At January 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day EuroDollar	157	12/19	$38,162,683	$38,225,575	$62,892
90-Day EuroDollar	364	6/20	88,602,805	88,752,300	149,495
Euro-BTP	9	3/19	1,228,202	1,334,752	106,550
U.S. Treasury 2-Year Notes	5	3/19	1,054,337	1,061,641	7,304
U.S. Treasury 10-Year Notes	227	3/19	27,487,690	27,800,406	312,716
U.S. Treasury Ultra 10-Year Notes	10	3/19	1,259,337	1,306,875	47,538
U.S. Treasury Ultra Long-Term Bonds	151	3/19	23,309,449	24,329,875	1,020,426
					1,706,921
Contracts to Sell:
Euro-Bund	232	3/19	42,853,471	43,993,205	(1,139,734)
Euro-Buxl	3	3/19	611,556	638,206	(26,650)
U.S. Treasury 5-Year Notes	644	3/19	73,094,635	73,969,441	(874,806)
U.S. Treasury Long-Term Bonds	33	3/19	4,714,205	4,840,688	(126,483)
United Kingdom Long Gilt Bonds	16	3/19	2,577,212	2,592,351	(15,139)
					(2,182,812)
Net unrealized depreciation on open futures contracts					$(475,891)

At January 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,553,439	MXN	29,641,250	Barclays Bank PLC	2/5/19	$4,542
MXN	81,200,000	USD	4,060,000	Citibank, N.A.	2/5/19	183,089
USD	2,500,000	MXN	51,558,750	Citibank, N.A.	2/5/19	(194,192)
USD	2,815,109	EUR	2,482,000	Citibank, N.A.	2/11/19	(28,409)
EUR	2,220,000	USD	2,571,925	JPMorgan Chase & Co.	2/11/19	(28,569)
ARS	39,429,000	USD	1,048,644	Barclays Bank PLC	2/15/19	(8,281)
USD	970,679	ARS	39,429,000	Barclays Bank PLC	2/15/19	(69,683)
USD	1,303,805	ARS	53,029,000	Citibank, N.A.	2/15/19	(95,404)
PHP	164,813,800	USD	3,134,449	Deutsche Bank AG	2/15/19	24,741
USD	3,784,807	PHP	206,023,000	Deutsche Bank AG	2/15/19	(164,290)
CAD	900,000	USD	685,358	Barclays Bank PLC	4/1/19	571
USD	685,401	CAD	900,000	JPMorgan Chase & Co.	4/1/19	(528)
INR	220,259,653	USD	3,104,894	Barclays Bank PLC	4/16/19	(34,938)
CAD	1,200,379	USD	904,404	Barclays Bank PLC	4/17/19	10,816

See Notes to Financial Statements.

30	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	29,641,250	USD	1,536,648	Barclays Bank PLC	4/17/19	$(4,545)
PLN	1,311	USD	351	Barclays Bank PLC	4/17/19	2
TWD	944,800	USD	30,829	Barclays Bank PLC	4/17/19	85
USD	2,214,686	AUD	3,094,281	Barclays Bank PLC	4/17/19	(36,979)
USD	5,680,324	EUR	4,900,000	Barclays Bank PLC	4/17/19	34,298
USD	97,161	TRY	563,910	Barclays Bank PLC	4/17/19	(7,509)
USD	1,718	ZAR	24,072	Barclays Bank PLC	4/17/19	(80)
AUD	1,630,000	USD	1,172,350	Citibank, N.A.	4/17/19	13,777
EUR	2,660,000	USD	3,032,812	Citibank, N.A.	4/17/19	32,173
GBP	2,506,646	USD	3,312,002	Citibank, N.A.	4/17/19	(11,142)
IDR	35,361,614,678	USD	2,428,599	Citibank, N.A.	4/17/19	79,110
JPY	369,417,987	USD	3,438,878	Citibank, N.A.	4/17/19	(25,553)
MXN	40,119,466	USD	2,067,769	Citibank, N.A.	4/17/19	5,935
USD	2,201,466	AUD	3,070,048	Citibank, N.A.	4/17/19	(32,564)
USD	981,351	CAD	1,300,000	Citibank, N.A.	4/17/19	(9,825)
USD	56,707	COP	181,601,500	Citibank, N.A.	4/17/19	(1,600)
USD	230,119	EUR	200,000	Citibank, N.A.	4/17/19	(331)
USD	7,377,751	EUR	6,355,879	Citibank, N.A.	4/17/19	54,189
USD	9,855,216	GBP	7,678,511	Citibank, N.A.	4/17/19	(256,179)
USD	2,906,456	RUB	197,188,500	Citibank, N.A.	4/17/19	(78,313)
USD	1,656,755	SEK	14,661,288	Citibank, N.A.	4/17/19	26,382
USD	1,863,333	BRL	6,985,450	JPMorgan Chase & Co.	4/17/19	(41,975)
USD	4,503,890	EUR	3,895,425	JPMorgan Chase & Co.	4/17/19	15,386
USD	192,923	NZD	284,891	JPMorgan Chase & Co.	4/17/19	(4,299)
USD	1,912,763	PHP	101,013,000	JPMorgan Chase & Co.	4/17/19	(14,537)
USD	958,177	ARS	39,429,000	Barclays Bank PLC	5/15/19	7,536
USD	3,113,810	PHP	164,813,800	Deutsche Bank AG	5/15/19	(24,253)
ARS	24,269,000	USD	544,636	Citibank, N.A.	7/17/19	9,827
Total						$(671,519)

Abbreviations used in this table:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	31

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Abbreviations used in this table (cont’d):

MXN	— Mexican Peso

NZD	— New Zealand Dollar

PHP	— Philippine Peso

PLN	— Polish Zloty

RUB	— Russian Ruble

SEK	— Swedish Krona

TRY	— Turkish Lira

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At January 31, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2019[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Deutsche Bank AG (Commonwealth of Australia) 4.750%, due 4/21/27	$4,220,000	6/20/23	0.183%	1.000% quarterly	$(143,916)	$(141,155)	$(2,761)

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	524,680,000	MXN	4/5/21	28-Day MXN TIIE -Banxico every 28 days	7.351% every 28 days	$(5,223)	$(481,587)
	4,174,000	GBP	10/26/21	1.271% semi-annually	6-month GBP LIBOR semi-annually	2,026	(12,703)
	19,942,000	GBP	10/30/21	1.385% annually	3-month GBP LIBOR annually	(7,093)	(48,562)
	15,223,000		12/18/21	3-month LIBOR quarterly	3.230% semi-annually	22,954	188,588
	605,800,000	MXN	4/6/22	28-Day MXN TIIE - Banxico every 28 days	7.330% every 28 days	(11,856)	(722,264)
	16,257,000		8/31/22	3-month LIBOR quarterly	2.850% semi-annually	(48,927)	226,582
	19,931,000		3/20/24	3-month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	1,300	24,719
	3,360,000		12/18/29	3.300% semi-annually	3-month LIBOR quarterly	(17,215)	(156,352)
	5,032,000		5/15/44	2.875% semi-annually	3-month LIBOR quarterly	23,462	(66,047)
	521,500	EUR	8/23/47	1.498% annually	6-month EURIBOR semi-annually	(619)	(38,211)
Total						$(41,191)	$(1,085,837)

See Notes to Financial Statements.

32	Western Asset Income Fund 2019 Semi-Annual Report

Western Asset Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.31 Index	$3,940,000	12/20/23	1.000% quarterly	$60,195	$37,962	$22,233

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:

EURIBOR	— Euro Interbank Offered Rate

EUR	— Euro

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	33

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Western Asset Income Fund

Summary of Investments by Country*
United States	57.6%
Brazil	4.5
Indonesia	4.4
United Kingdom	4.3
Argentina	3.8
Cayman Islands	3.6
Russia	2.6
Italy	1.6
United Arab Emirates	1.5
Canada	1.4
France	1.3
Kazakhstan	1.1
Switzerland	0.8
Australia	0.8
Spain	0.8
Netherlands	0.7
Luxembourg	0.7
Mexico	0.6
Ghana	0.6
Senegal	0.6
Ecuador	0.5
Zambia	0.5
Hong Kong	0.5
Belgium	0.5
South Africa	0.4
Kuwait	0.4
Qatar	0.4
Singapore	0.3
Denmark	0.3
Chile	0.3
Ireland	0.3
India	0.3
Macau	0.2
Germany	0.2
China	0.2
Jersey	0.2
Israel	0.2
Colombia	0.1
Short-Term Investments	0.9
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2019 and are subject to change.

See Notes to Financial Statements.

34	Western Asset Income Fund 2019 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $386,986,340)	$372,869,849
Investments in affiliated securities, at value (Cost — $907,678)	907,678
Cash	86,819
Foreign currency, at value (Cost — $4,214,022)	4,220,952
Interest receivable	4,292,503
Receivable for securities sold	2,567,367
Deposits with brokers for centrally cleared swap contracts	905,539
Deposits with brokers for open futures contracts and exchange-traded options	725,482
Foreign currency collateral for open futures contracts, at value (Cost — $676,392)	664,350
Unrealized appreciation on forward foreign currency contracts	502,459
Receivable for Fund shares sold	360,960
Deposits with brokers for OTC derivatives	260,000
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $78,087)	78,823
Receivable from broker — variation margin on open futures contracts	70,955
Prepaid expenses	45,681
Receivable from broker — variation margin on centrally cleared swaps	35,880
Other assets	2,504
Total Assets	388,597,801

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,173,978
Payable for Fund shares repurchased	828,872
Payable for securities purchased	397,354
Investment management fee payable	160,739
OTC swaps, at value (premiums received — $141,155)	143,916
Distributions payable	108,435
Service and/or distribution fees payable	71,620
Written options, at value (premiums received — $112,274)	5,977
Payable for open OTC swap contracts	5,041
Trustees’ fees payable	775
Accrued expenses	260,283
Total Liabilities	3,156,990
Total Net Assets	$385,440,811

Net Assets:
Par value (Note 7)	$639
Paid-in capital in excess of par value	458,052,585
Total distributable earnings (loss)	(72,612,413)
Total Net Assets	$385,440,811

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	35

Statement of assets and liabilities (unaudited) (cont’d)

January 31, 2019

Net Assets:
Class A	$267,181,563
Class C	$6,442,881
Class C1	$17,309,605
Class I	$91,164,984
Class IS	$3,341,778

Shares Outstanding:
Class A	44,379,073
Class C	1,071,073
Class C1	2,870,717
Class I	15,059,725
Class IS	551,596

Net Asset Value:
Class A (and redemption price)	$6.02
Class C*	$6.02
Class C1*	$6.03
Class I (and redemption price)	$6.05
Class IS (and redemption price)	$6.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.29

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

36	Western Asset Income Fund 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2019

Investment Income:
Interest from unaffiliated investments	$12,476,147
Interest from affiliated investments	37,024
Dividends	355,654
Less: Foreign taxes withheld	(42,771)
Total Investment Income	12,826,054

Expenses:
Investment management fee (Note 2)	1,013,370
Service and/or distribution fees (Notes 2 and 5)	432,080
Transfer agent fees (Note 5)	271,396
Registration fees	55,044
Fund accounting fees	35,945
Custody fees	29,352
Legal fees	26,952
Shareholder reports	25,598
Audit and tax fees	22,122
Trustees’ fees	5,655
Insurance	3,160
Commitment fees (Note 10)	2,390
Interest expense	563
Miscellaneous expenses	9,497
Total Expenses	1,933,124
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(20,421)
Net Expenses	1,912,703
Net Investment Income	10,913,351

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(9,145,449)
Futures contracts	624,605
Written options	374,157
Swap contracts	2,677,448
Forward foreign currency contracts	579,419
Foreign currency transactions	(174,189)
Net Realized Loss	(5,064,009)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	28,403	†
Futures contracts	(87,928)
Written options	(95,420)
Swap contracts	(1,587,791)
Forward foreign currency contracts	(626,068)
Foreign currencies	2,040
Change in Net Unrealized Appreciation (Depreciation)	(2,366,764)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(7,430,773)
Increase in Net Assets From Operations	$3,482,578

†	Net of change in accrued foreign capital gains tax of $57.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	37

Statements of changes in net assets

For the Six Months Ended January 31, 2019 (unaudited) and the Year Ended July 31, 2018	2019	2018

Operations:
Net investment income	$10,913,351	$23,665,884
Net realized loss	(5,064,009)	(9,400,215)
Change in net unrealized appreciation (depreciation)	(2,366,764)	(13,455,645)
Increase in Net Assets From Operations	3,482,578	810,024

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(12,409,028)	(20,503,460)
Return of capital	—	(2,320,966)
Decrease in Net Assets From Distributions to Shareholders	(12,409,028)	(22,824,426)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	35,056,825	156,196,553
Reinvestment of distributions	11,660,363	20,753,450
Cost of shares repurchased	(76,029,342)	(126,763,679)
Increase (Decrease) in Net Assets From Fund Share Transactions	(29,312,154)	50,186,324
Increase (Decrease) in Net Assets	(38,238,604)	28,171,922

Net Assets:
Beginning of period	423,679,415	395,507,493
End of period(b)	$385,440,811	$423,679,415

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 12. For the year ended July 31, 2018, distributions from net investment income were $20,503,460.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 12. For the year ended July 31, 2018, end of year net assets included undistributed net investment income of $113,033.

See Notes to Financial Statements.

38	Western Asset Income Fund 2019 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2019[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$6.14	$6.46	$6.30	$6.65	$7.03	$6.88

Income (loss) from operations:
Net investment income	0.16	0.35	0.30	0.31	0.32	0.34
Net realized and unrealized gain (loss)	(0.10)	(0.33)	0.17	(0.12)	(0.36)	0.18
Total income (loss) from operations	0.06	0.02	0.47	0.19	(0.04)	0.52

Less distributions from:
Net investment income	(0.18)	(0.31)	(0.21)	(0.54)	(0.34)	(0.37)
Return of capital	—	(0.03)	(0.10)	—	—	—
Total distributions	(0.18)	(0.34)	(0.31)	(0.54)	(0.34)	(0.37)

Net asset value, end of period	$6.02	$6.14	$6.46	$6.30	$6.65	$7.03
Total return[3]	0.93%	0.45%	7.65%	3.38%	(0.66)%	7.75%

Net assets, end of period (millions)	$267	$277	$280	$276	$303	$319

Ratios to average net assets:
Gross expenses	1.01%[4]	1.09%	1.14%	1.14%	1.12%	1.14%
Net expenses	1.00 [4,5]	1.08 [5]	1.14 [5]	1.14	1.12	1.14
Net investment income	5.30 [4]	5.49	4.78	4.90	4.64	4.89

Portfolio turnover rate	27%	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2019 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2019[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$6.14	$6.46	$6.29	$6.64	$7.02	$6.87

Income (loss) from operations:
Net investment income	0.14	0.31	0.26	0.26	0.26	0.28
Net realized and unrealized gain (loss)	(0.10)	(0.33)	0.17	(0.11)	(0.36)	0.18
Total income (loss) from operations	0.04	(0.02)	0.43	0.15	(0.10)	0.46

Less distributions from:
Net investment income	(0.16)	(0.27)	(0.16)	(0.50)	(0.28)	(0.31)
Return of capital	—	(0.03)	(0.10)	—	—	—
Total distributions	(0.16)	(0.30)	(0.26)	(0.50)	(0.28)	(0.31)

Net asset value, end of period	$6.02	$6.14	$6.46	$6.29	$6.64	$7.02
Total return[3]	0.73%	(0.43)%	7.06%	2.63%	(1.40)%	6.73%

Net assets, end of period (000s)	$6,443	$7,186	$6,161	$6,814	$6,730	$4,527

Ratios to average net assets:
Gross expenses	1.72%[4]	1.80%	1.85%	1.85%	1.85%	2.08%
Net expenses[5]	1.71 [4,6]	1.79 [6]	1.85	1.85	1.85	1.95 [6]
Net investment income	4.73 [4]	4.86	4.07	4.19	3.89	4.06

Portfolio turnover rate	27%	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2019 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 1.95%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Income Fund 2019 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1]	2019[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$6.15	$6.47	$6.31	$6.66	$7.04	$6.89

Income (loss) from operations:
Net investment income	0.15	0.36	0.28	0.28	0.29	0.31
Net realized and unrealized gain (loss)	(0.10)	(0.36)	0.16	(0.11)	(0.36)	0.18
Total income (loss) from operations	0.05	0.00 [3]	0.44	0.17	(0.07)	0.49

Less distributions from:
Net investment income	(0.17)	(0.29)	(0.18)	(0.52)	(0.31)	(0.34)
Return of capital	—	(0.03)	(0.10)	—	—	—
Total distributions	(0.17)	(0.32)	(0.28)	(0.52)	(0.31)	(0.34)

Net asset value, end of period	$6.03	$6.15	$6.47	$6.31	$6.66	$7.04
Total return[4]	0.74%	0.08%[5]	7.21%	2.98%	(1.06)%	7.30%

Net assets, end of period (000s)	$17,310	$19,348	$25,384	$31,917	$37,691	$46,656

Ratios to average net assets:
Gross expenses	1.40%[6]	1.47%	1.55%	1.54%	1.53%	1.55%
Net expenses	1.39 [6,7]	1.46 [7]	1.55 [7]	1.54	1.53	1.55
Net investment income	5.04 [6]	5.60	4.38	4.50	4.23	4.48

Portfolio turnover rate	27%	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2019 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.08% for the year ended July 31, 2018.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2019[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$6.18	$6.50	$6.33	$6.68	$7.06	$6.91

Income (loss) from operations:
Net investment income	0.17	0.38	0.32	0.33	0.33	0.36
Net realized and unrealized gain (loss)	(0.11)	(0.34)	0.18	(0.12)	(0.35)	0.18
Total income (loss) from operations	0.06	0.04	0.50	0.21	(0.02)	0.54

Less distributions from:
Net investment income	(0.19)	(0.32)	(0.23)	(0.56)	(0.36)	(0.39)
Return of capital	—	(0.04)	(0.10)	—	—	—
Total distributions	(0.19)	(0.36)	(0.33)	(0.56)	(0.36)	(0.39)

Net asset value, end of period	$6.05	$6.18	$6.50	$6.33	$6.68	$7.06
Total return[3]	1.10%	0.61%	8.12%	3.69%	(0.36)%	7.90%

Net assets, end of period (000s)	$91,165	$120,028	$83,331	$55,681	$67,193	$16,855

Ratios to average net assets:
Gross expenses	0.71%[4]	0.80%	0.86%	0.86%	0.85%	0.90%
Net expenses[5,6]	0.70 [4]	0.79	0.85	0.85	0.85	0.85
Net investment income	5.67 [4]	5.99	5.06	5.19	4.89	5.16

Portfolio turnover rate	27%	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2019 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 0.85%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset Income Fund 2019 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2019[2]	2018	2017	2016	2015[3]

Net asset value, beginning of period	$6.18	$6.50	$6.33	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.27	0.38	0.33	0.33	0.26
Net realized and unrealized gain (loss)	(0.19)	(0.33)	0.18	(0.11)	(0.26)
Total income from operations	0.08	0.05	0.51	0.22	(0.00)	[4]

Less distributions from:
Net investment income	(0.20)	(0.33)	(0.24)	(0.57)	(0.28)
Return of capital	—	(0.04)	(0.10)	—	—
Total distributions	(0.20)	(0.37)	(0.34)	(0.57)	(0.28)

Net asset value, end of period	$6.06	$6.18	$6.50	$6.33	$6.68
Total return[5]	1.31%	0.70%	8.22%	3.72%	(0.04)%

Net assets, end of period (000s)	$3,342	$636	$424	$109	$9,247

Ratios to average net assets:
Gross expenses	0.62%[6]	0.72%	0.76%	0.74%	0.73%[6]
Net expenses[7]	0.60 [6,8]	0.69 [8]	0.75 [8]	0.74	0.73	[6]
Net investment income	5.84 [6]	5.97	5.22	5.15	5.01	[6]

Portfolio turnover rate	27%	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2019 (unaudited).

[3]	For the period October 23, 2014 (inception date) to July 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 0.75% and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	43

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

44	Western Asset Income Fund 2019 Semi-Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Income Fund 2019 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$31,430,038	$0	*	$31,430,038
Health care	—	10,244,062	2,068,055		12,312,117
Other corporate bonds & notes	—	132,967,359	—		132,967,359
Sovereign bonds	—	57,947,358	—		57,947,358
Collateralized mortgage obligations	—	50,199,819	—		50,199,819
Senior loans:
Communication services	—	5,281,708	978,497		6,260,205
Consumer discretionary	—	14,602,195	1,016,869		15,619,064
Health care	—	5,448,374	552,209		6,000,583
Other senior loans	—	18,838,006	—		18,838,006
Asset-backed securities	—	30,934,490	—		30,934,490
Convertible bonds & notes	—	5,799,416	—		5,799,416
Common stocks:
Energy	$1,075,073	—	37,693		1,112,766
Non-U.S. treasury inflation protected securities	—	355,305	—		355,305
Preferred stocks	201,468	—	—		201,468
Purchased options:
Exchange-traded purchased options	70,111	—	—		70,111
OTC purchased options	—	57,010	—		57,010
U.S. government & agency obligations	—	114,630	—		114,630
Mortgage-backed securities	—	10,784	—		10,784
Total long-term investments	1,346,652	364,230,554	4,653,323		370,230,529
Short-term investments†:
Sovereign bonds	—	2,639,320	—		2,639,320
Money market funds	—	907,678	—		907,678
Total short-term investments	—	3,546,998	—		3,546,998
Total investments	$1,346,652	$367,777,552	$4,653,323		$373,777,527

46	Western Asset Income Fund 2019 Semi-Annual Report

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,706,921	—	—	$1,706,921
Forward foreign currency contracts	—	$502,459	—	502,459
Centrally cleared interest rate swaps	—	439,889	—	439,889
Centrally cleared credit default swaps on credit indices — sell protection	—	22,233	—	22,233
Total other financial instruments	$1,706,921	$964,581	—	$2,671,502
Total	$3,053,573	$368,742,133	$4,653,323	$376,449,029

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$5,665	—	—	$5,665
OTC written options	—	$312	—	312
Futures contracts	2,182,812	—	—	2,182,812
Forward foreign currency contracts	—	1,173,978	—	1,173,978
OTC credit default swaps on sovereign issues — buy protection‡	—	143,916	—	143,916
Centrally cleared interest rate swaps	—	1,525,726	—	1,525,726
Total	$2,188,477	$2,843,932	—	$5,032,409

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Energy	$0	*	—	—	—	—
Health care	2,068,055		$1,784	—	$(1,784)	—
Senior loans:
Communication services	—		—	—	—	—
Consumer discretionary	1,069,200		18,199	$54,000	(7,399)	—
Health care	—		—	—	—	—
Industrials	615,498		—	—	(15,373)	—
Information technology	676,362		—	—	(2,489)	—
Common stocks:
Energy	0	*	—	—	37,693	—
Total	$4,429,115		$19,983	$54,000	$10,648	—

Western Asset Income Fund 2019 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of January 31, 2019		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at January 31, 2019[2]
Corporate bonds & notes:
Energy	—	—	—	$0	*	—
Health care	—	—	—	2,068,055		$(1,784)
Senior loans:
Communication services	—	$978,497	—	978,497		—
Consumer discretionary	$(1,134,000)	1,016,869	—	1,016,869		—
Health care	—	552,209	—	552,209		—
Industrials	(6,240)	—	$(593,885)	—		—
Information technology	—	—	(673,873)	—		—
Common stocks:
Energy	—	—	—	37,693		37,693
Total	$(1,140,240)	$2,547,575	$(1,267,758)	$4,653,323		$35,909

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the

48	Western Asset Income Fund 2019 Semi-Annual Report

underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Income Fund 2019 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2019, the total notional value of all credit default swaps to sell protection was $3,940,000. This amount would be

50	Western Asset Income Fund 2019 Semi-Annual Report

offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Income Fund 2019 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts

52	Western Asset Income Fund 2019 Semi-Annual Report

written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Western Asset Income Fund 2019 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

54	Western Asset Income Fund 2019 Semi-Annual Report

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

Western Asset Income Fund 2019 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of January 31, 2019, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $1,318,206. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $260,000, which could be used to reduce the required payment.

At January 31, 2019, the Fund held non-cash collateral from Citibank N.A. and JPMorgan Chase & Co. in the amounts of $100,168 and $55,253, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from

56	Western Asset Income Fund 2019 Semi-Annual Report

payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Income Fund 2019 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan a monthly sub-advisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the six months ended January 31, 2019, fees waived and/or expenses reimbursed amounted to $20,421.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

58	Western Asset Income Fund 2019 Semi-Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C	Class C1
Sales charges	$42,065	—	—
CDSCs	106	$1,568	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$95,519,860	$6,491,932
Sales	108,440,922	6,258,364

At January 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$387,894,018	$8,563,625	$(22,680,116)	$(14,116,491)
Swap contracts	(144,384)	462,122	(1,528,487)	(1,066,365)
Written options	(112,274)	106,297	—	106,297
Futures contracts	—	1,706,921	(2,182,812)	(475,891)
Forward foreign currency contracts	—	502,459	(1,173,978)	(671,519)

Western Asset Income Fund 2019 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$32,938	$57,010	—	$37,173	$127,121
Futures contracts[3]	1,706,921	—	—	—	1,706,921
Centrally cleared swap contracts[4]	439,889	—	$22,233	—	462,122
Forward foreign currency contracts	—	502,459	—	—	502,459
Total	$2,179,748	$559,469	$22,233	$37,173	$2,798,623

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	$312	—	$5,665	$5,977
Futures contracts[3]	$2,182,812	—	—	—	2,182,812
OTC swap contracts[5]	—	—	$143,916	—	143,916
Centrally cleared swap contracts[4]	1,525,726	—	—	—	1,525,726
Forward foreign currency contracts	—	1,173,978	—	—	1,173,978
Total	$3,708,538	$1,174,290	$143,916	$5,665	$5,032,409

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

60	Western Asset Income Fund 2019 Semi-Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(626,812)	$(788,817)	$(20,647)	$(428,437)	$(1,864,713)
Written options	129,707	149,612	—	94,838	374,157
Futures contracts	624,605	—	—	—	624,605
Swap contracts	2,290,212	—	387,236	—	2,677,448
Forward foreign currency contracts	—	579,419	—	—	579,419
Total	$2,417,712	$(59,786)	$366,589	$(333,599)	$2,390,916

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$219,621	$249,006	$13,542	$126,374	$608,543
Written options	(31,554)	14,714	—	(78,580)	(95,420)
Futures contracts	(87,928)	—	—	—	(87,928)
Swap contracts	(1,336,933)	—	(250,858)	—	(1,587,791)
Forward foreign currency contracts	—	(626,068)	—	—	(626,068)
Total	$(1,236,794)	$(362,348)	$(237,316)	$47,794	$(1,788,664)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the six months ended January 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,714,791
Written options	92,900
Futures contracts (to buy)	267,190,537
Futures contracts (to sell)	169,853,785
Forward foreign currency contracts (to buy)	34,110,398
Forward foreign currency contracts (to sell)	60,275,743

Average Notional Balance
Interest rate swap contracts	$255,592,774
Credit default swap contracts (to buy protection)	6,816,583
Credit default swap contracts (to sell protection)	11,202,857
Total return swap contracts†	14,551,429

†	At January 31, 2019, there were no open positions held in this derivative.

Western Asset Income Fund 2019 Semi-Annual Report	61

Notes to financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of January 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)2, [3]	Net Amount4,[5]
Barclays Bank PLC	$57,850	$(162,015)	$(104,165)	—	$(104,165)
Citibank N.A.	435,137	(733,824)	(298,687)	$(100,168)	(398,855)
Deutsche Bank AG	24,741	(332,459)	(307,718)	260,000	(47,718)
JPMorgan Chase & Co.	41,741	(89,908)	(48,167)	(41,741)	(89,908)
Total	$559,469	$(1,318,206)	$(758,737)	$118,091	$(640,646)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$335,167	†	$201,445
Class C	33,478		3,723
Class C1	63,435		8,156
Class I	—		57,985
Class IS	—		87
Total	$432,080		$271,396

†	Amounts shown are exclusive of expense reimbursements. For the six months ended January 31, 2019, the service and/or distribution fees reimbursed amounted to $6 for Class A shares.

62	Western Asset Income Fund 2019 Semi-Annual Report

For the six months ended January 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$12,037
Class C	299
Class C1	803
Class I	7,061
Class IS	221
Total	$20,421

6. Distributions to shareholders by class

	Six Months Ended January 31, 2019	Year Ended July 31, 2018
Net Investment Income:
Class A	$8,146,963	$13,459,133
Class C	179,408	283,152
Class C1	514,511	999,422
Class I	3,482,116	5,726,193
Class IS	86,030	35,560
Total	$12,409,028	$20,503,460

Return of Capital:
Class A	—	$1,483,528
Class C	—	33,311
Class C1	—	105,535
Class I	—	694,266
Class IS	—	4,326
Total	—	$2,320,966

7. Shares of beneficial interest

At January 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,010,133	$18,056,550	8,152,912	$51,902,839
Shares issued on reinvestment	1,325,435	7,915,721	2,274,898	14,442,333
Shares repurchased	(4,959,231)	(29,765,358)	(8,783,938)	(56,015,546)
Net increase (decrease)	(623,663)	$(3,793,087)	1,643,872	$10,329,626

Western Asset Income Fund 2019 Semi-Annual Report	63

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class C
Shares sold	172,220	$1,023,072	469,345	$2,986,950
Shares issued on reinvestment	27,189	162,205	44,711	282,918
Shares repurchased	(298,768)	(1,785,109)	(297,843)	(1,884,532)
Net increase (decrease)	(99,359)	$(599,832)	216,213	$1,385,336

Class C1
Shares sold	28,277	$168,601	30,019	$191,045
Shares issued on reinvestment	84,898	507,678	171,447	1,091,360
Shares repurchased	(386,659)	(2,318,126)	(979,151)	(6,249,841)
Net decrease	(273,484)	$(1,641,847)	(777,685)	$(4,967,436)

Class I
Shares sold	2,113,973	$12,857,069	15,651,360	$100,424,487
Shares issued on reinvestment	497,696	2,988,729	769,957	4,897,391
Shares repurchased	(6,969,029)	(41,840,345)	(9,828,431)	(62,133,337)
Net increase (decrease)	(4,357,360)	$(25,994,547)	6,592,886	$43,188,541

Class IS
Shares sold	487,035	$2,951,533	107,637	$691,232
Shares issued on reinvestment	14,370	86,030	6,197	39,448
Shares repurchased	(52,777)	(320,404)	(76,072)	(480,423)
Net increase	448,628	$2,717,159	37,762	$250,257

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended January 31, 2019. The following transactions were effected in shares of such companies for the six months ended January 31, 2019.

	Affiliate Value at July 31, 2018	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2019
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$12,912,429	$47,637,019	47,637,019	$59,641,770	59,641,770	—	$37,024	—	$907,678

64	Western Asset Income Fund 2019 Semi-Annual Report

9. Restricted securities

The following Fund investment is restricted as to resale.

Security	Face Amount	Acquisition Date	Cost	Value at 1/31/2019	Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	1,979,000	6/17	$1,964,591	$2,068,055	$1.05	0.54%

10. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended January 31, 2019, the Fund incurred a commitment fee in the amount of $2,390. The Fund did not utilize the Redemption Facility during the six months ended January 31, 2019.

11. Capital loss carryforward

As of July 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2019	$13,294,386

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $36,479,886, which have no expiration date, must be used first to offset any such gains.

12. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Income Fund 2019 Semi-Annual Report	65

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their

66	Western Asset Income Fund

independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Income Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2018 was below the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2018 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and

68	Western Asset Income Fund

sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of multi-sector income funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020. In addition, the Board noted that the Fund’s Contractual Management Fee had been reduced earlier in the year.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset Income Fund	69

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee was below the median of the expense group. In addition, the Board considered the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

70	Western Asset Income Fund

Western Asset

Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/19 SR19-3570

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2019